JOINDER AGREEMENT
     Reference is made to the Third Amended and Restated Credit Agreement dated as of October 31, 2007 (as it may be amended, modified, extended or restated from time to time, the “Credit Agreement”; all of the defined terms in the Credit Agreement are incorporated herein by reference) among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Issuing Banks party thereto and GE BUSINESS FINANCIAL SERVICES INC. (FORMERLY KNOWN AS MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.), as Swingline Lender, Administrative Agent and Collateral Agent for the Secured Parties.
W I T N E S S E T H:
     WHEREAS, the Guarantors have entered into the Credit Agreement and the Security Agreement in order to induce the Lenders to make the Loans to or for the benefit of Borrower;
     WHEREAS, pursuant to Section 5.11(e) of the Credit Agreement and Section 3.5 of the Security Agreement, the undersigned Subsidiary (the “New Guarantor”) is required at this time to become a Guarantor under the Credit Agreement and a Guarantor and Pledgor under the Security Agreement by executing a Joinder Agreement. The New Guarantor is executing this joinder agreement (“Joinder Agreement”) to the Credit Agreement and the Security Agreement in order to induce the Lenders to make additional Revolving Loans and as consideration for the Loans previously made.
     NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Guarantor hereby agree as follows:
     1. Guarantee and Joinder. In accordance with Section 5.11 of the Credit Agreement and 3.5 of the Security Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement and a Guarantor and Pledgor under the Security Agreement with the same force and effect as if originally named therein as a Guarantor and a Guarantor and Pledgor.
     2. Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement and the Security Agreement applicable to it as a Guarantor and a Guarantor and Pledgor, respectively, thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor and a Guarantor and Pledgor, respectively, thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof. Each reference to a Guarantor in the Credit Agreement shall be deemed to include the New Guarantor.
     3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

     5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement and the Security Agreement shall remain in full force and effect.
     6. Notices. All notices, requests and demands to or upon the New Guarantor, any Agent or any Lender shall be governed by the terms of Section 11.01 of the Credit Agreement.
     7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2008.

PHELPS DODGE AFRICA CABLE CORPORATION, as New Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President, General Counsel and Secretary

Address for Notices:

4 Tesseneer Drive
Highland Heights, KY 41076

GE BUSINESS FINANCIAL SERVICES INC.
(FORMERLY KNOWN AS MERRILL LYNCH
BUSINESS FINANCIAL SERVICES INC.),
as Administrative Agent and Collateral Agent

By:	/s/ Brian R. Boczkowski
	Name:	Brian R. Boczkowski
	Title:	Vice President